ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANING ASSIGNED TO SUCH TERMS IN THE PROSPECTUS SUPPLEMENT.

                      STRUCTURAL AND COLLATERAL TERM SHEET

PUBLIC OFFERING                   $139,081,000                JANUARY 11, 2001
                           FRANKLIN AUTO TRUST 2001-1
                           MBIA Insurance Corporation

will unconditionally and irrevocably guarantee the full and timely payment of interest and principal on the notes on each distribution date.

KEY FEATURES
------------
SOLE MANAGER:                          Goldman, Sachs & Co.
SELLER :                               Franklin Receivables LLC
SERVICER:                              Franklin Capital Corporation
INSURER:                               MBIA Insurance Corporation
INDENTURE TRUSTEE:                     The Chase Manhattan Bank
OWNER TRUSTEE:                         Bankers Trust  (Delaware)
CUT-OFF DATE:                          January 1, 2001
DISTRIBUTION DATE:                     15th of each month, or following business day (commencing February 15, 2001)
RECORD DATE:                           The day immediately preceding each distribution date
INTEREST RATES:                        Fixed rates
INTEREST ACCRUAL:                      30/360
OPTIONAL REDEMPTION:                   Servicer may purchase receivables when pool balance declines to 10% or less of original principal balance
MINIMUM DENOMINATIONS:                 $1,000 and integral multiples thereof
REGISTRATION, CLEARANCE AND
   SETTLEMENT                          DTC, Clearstream, Euroclear
TAX TREATMENT OF NOTES:                Debt
ERISA ELIGIBILITY:                     Yes


                                                                EXPECTED WEIGHTED
                        EXPECTED RATINGS                          AVERAGE LIFE      EXPECTED PAYMENT    FINAL SCHEDULED
        CLASS            (MOODY'S/S&P)      PRINCIPAL AMOUNT       (YEARS)(a)         WINDOW (a)       DISTRIBUTION DATE
        -----            ------------       ----------------       ----------         ----------       -----------------
   Class A-1 Notes         Aaa / AAA         $ 87,000,000.00           1.00            2/01 - 3/03            10/04
   Class A-2 Notes         Aaa / AAA         $ 52,081,000.00           3.15            3/03 - 5/06             7/08

(a) Calculated at 1.5% ABS based upon the Collateral Lines for Modeling on the second page


PREPAYMENT SPEED (ABS)                     0.50%                1.00%               1.50%              2.00%
                                           -----                -----               -----              -----
CLASS A-1 NOTE AVERAGE LIFE                1.52                 1.23                1.00               0.83
CLASS A-1 NOTE PRINCIPAL WINDOW            2/01 - 2/04          2/01 - 8/03         2/01 - 3/03        2/01 - 10/02
CLASS A-2 NOTE AVERAGE LIFE                4.09                 3.69                3.15               2.55
CLASS A-2 NOTE PRINCIPAL WINDOW            2/04 - 10/06         8/03 - 10/06        3/03 - 5/06       10/02 - 12/04

COLLATERAL (AS OF THE CUT-OFF DATE, JANUARY 1, 2001):
-----------------------------------------------------

                                                             WEIGHTED
                    AGGREGATE                                 AVERAGE     WEIGHTED         AVERAGE
                   OUTSTANDING                      WEIGHTED  ORIGINAL     AVERAGE       OUTSTANDING
    CLASS OF        PRINCIPAL        NUMBER OF      AVERAGE     TERM      REMAINING       PRINCIPAL        AVERAGE ORIGINAL
RECEIVABLES (1)      BALANCE        RECEIVABLES       APR     (MONTHS)   TERM (MONTHS)     BALANCE         AMOUNT FINANCED
---------------       -------       -----------       ---     -------    -------------     -------         ---------------
     Prime        $67,907,880.60          4,081      10.49%       66.0        58.3        $16,640.01           $18,743.30
   Non-Prime       68,673,917.63          3,924      14.02%       67.4        62.0         17,501.00            18,647.07
   Sub-Prime        2,505,255.54            146      17.08%       66.7        60.9         17,159.28            18,159.90
                  --------------         ------      -----        ----        ----        ----------           ----------
     TOTAL       $139,087,053.78          8,151      12.35%       66.7        60.2        $17,063.80           $18,686.52

(1) The Receivables have been allocated to the Prime, Non-Prime and Sub-Prime categories based on Franklin Capital's underwriting criteria.

There can be no assurance that greater percentages would not be classified as Non-Prime or Sub-Prime under criteria by other auto lenders.

                                                  PERCENTAGE
                                                       OF                                                     PERCENTAGE OF
                                   AGGREGATE       AGGREGATE                                    AGGREGATE       AGGREGATE
                   NUMBER OF       PRINCIPAL       PRINCIPAL                   NUMBER OF        PRINCIPAL       PRINCIPAL
   STATE(1)       RECEIVABLES       BALANCE       BALANCE(3)     NEW/USED     RECEIVABLES        BALANCE       BALANCE (1)
   ---------      -----------       -------       -----------    --------     -----------        -------       -----------
California             3,554     $58,794,503.38      42.27%     New             3,349         $65,279,169.89    46.93%
Nevada                 2,923      52,188,240.39      37.52%     Used            4,802          73,807,883.89    53.07%
Oregon                   609      10,025,007.34       7.21%                     -----         --------------    ------
Arizona                  362       6,147,562.94       4.42%     Total           8,151        $139,087,053.78   100.00%
New Mexico               250       4,047,705.78       2.91%     (1) Percentages may not add up to 100.00% because of rounding
Washington               133       2,203,138.11       1.58%
Kansas                   124       2,161,007.25       1.55%
Other(2)                 196       3,519,888.59       2.53%
                       -----    ---------------       -----
Total                  8,151    $139,087,053.78        100%

(1) Based on billing addresses of the Obligors as of the Cutoff Date.
(2) Includes states with concentrations less than 1% by principal balance.
(3) Percentages may not add up to 100.00% because of rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
                                        1

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANING ASSIGNED TO SUCH TERMS IN THE PROSPECTUS SUPPLEMENT.

                      STRUCTURAL AND COLLATERAL TERM SHEET

FRANKLIN CAPITAL CORPORATION MANAGED AUTO PORTFOLIO HISTORICAL DELINQUENCY AND LOSS EXPERIENCE

                                                                                  AS OF
                                               ---------------------------------------------------------------------------------
                                                SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
           DELINQUENCY EXPERIENCE                   1996            1997           1998               1999             2000
                                                    ----            ----           ----               ----             ----
Portfolio Outstanding at End of Period(1)        $174,589,677     $154,271,605  $174,051,033     $245,912,696  $363,186,776
Total Delinquencies as a Percentage of
Portfolio Outstanding at End of Period                   4.7%             2.6%         1.28%            1.25%         1.42%

                                                                         DURING FISCAL YEAR ENDED
                                               ------------------------------------------------------------------------------
                 CREDIT/LOSS                   SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,
                 EXPERIENCE                        1996             1997           1998           1999            2000
                                                   ----             ----            ----          ----            ----
Average Portfolio Outstanding at end of
period(1)(2)                                     $196,747,716     $162,745,276  $159,336,467    $203,783,780    $308,038,920

Net Losses as a Percentage of Average Portfolio
Outstanding at End of Period                             5.4%             2.9%         1.30%           1.34%           1.41%

(1) For simple interest contracts, Portfolio Outstanding represents the outstanding principal balance plus the insurance receivable (if any). Portfolio Outstandings are reduced by any rejected or unapplied payments, but such amounts are not subtracted from the balances of delinquent contracts. Starting in February 1996, Portfolio Outstanding also includes unearned dealer reserve

(2)  Average calculated on a daily basis

                          COLLATERAL LINES FOR MODELING

       POOL          AGGREGATE PRINCIPAL BALANCE           APR            SEASONING (MONTHS)       REMAINING TERM TO MATURITY
       ----          ---------------------------           ---            ------------------       --------------------------
        1                  $ 28,999,196.11               12.91%                    3                         55
        2                  $ 38,601,341.27               10.98%                   12                         51
        3                  $ 46,835,029.94               13.19%                    3                         69
        4                  $ 24,651,486.46               12.26%                    8                         64
                           ---------------
      Total                $139,087,053.78               12.35%                    7                         60

                              MODELING ASSUMPTIONS

(i) the Trust includes 4 pools of Receivables with the characteristics set forth in the preceding table;
(ii) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;
(iii) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days;
(iv) the initial principal amount of the Class A-1 Notes is $87,000,000.00 and the initial principal amount of the Class A-2 Notes is $52,081,000.00;
(v)    interest accrues during each Interest Period at the applicable Interest
       Rate;
(vi) payments on the Notes are made on the 15th day of each month whether or not a Business Day;
(vii)  the Notes are purchased on the Closing Date;
(viii) the scheduled monthly payment for each Receivable has been calculated on the basis of the assumed characteristics in the preceding table such that each Receivable will amortize in amounts sufficient to repay the principal balance of such Receivable by its indicated remaining term to maturity;
(ix)   the first due date for each Receivable is in the month after the Cutoff
       Date;
(x)    the Cutoff Date is January 1, 2001; and
(xi)   the Servicer does not exercise its option to purchase the Receivables.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
                                        2